Prudential's Gibraltar Fund, Inc.          SEMIANNUAL              June 30, 2000

PRUDENTIAL'S FINANCIAL SECURITY PROGRAM

Build

                                          on the Rock



The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777
IFS-200007-A051732                                          [LOGO OF PRUDENTIAL]

--------------------------------------------------------------------------------
Build on the Rock
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TABLE OF CONTENTS
Letter to Planholder              1
Market Commentary and Outlook     2
Prudential's Gibraltar Fund, Inc. 6


FINANCIAL REPORTS
Financial Statements             A1
Schedule of Investments          B1
Notes to Financial Statements    C1
Financial Highlights             D1

Prudential's Financial Security Program is the only account investing in Prudential's Gibraltar Fund, Inc.

Letter To Planholder
--------------------------------------------------------------------------------
Six Months Ended June 30, 2000
--------------------------------------------------------------------------------

[PHOTO]

CHAIRMAN
JOHN R. STRANGFELD

"The first six months of the new century were among the most tumultuous in recent market history."

Dear Planholder:

This Semiannual Report reviews the investment strategy and performance of Prudential's Gibraltar Fund, Inc.

Looking back
The first six months of the new century were among the most tumultuous in recent market history. The seemingly endless upward trajectory of new economy stocks--those in the technology, media and telecommunications industries--came to an abrupt halt in late March. Signs that inflation might be rising in the U.S., continued interest rate hikes, and high stock valuations caused investors to flee the technology-laden Nasdaq market in droves. A long-anticipated U.S. market correction was under way, and its impact was felt across the global marketplace.

Maintain a long-term outlook
In summary, it was an eventful period in the financial markets--one that we believe magnifies the value of several time-tested investment fundamentals. First, maintaining a long-term outlook for your investments is vital. Market fluctuations will occur, and reacting to short-term events is often ill advised. As a case in point, we've already seen a rebound in several sectors that performed poorly during the second quarter of the year.

Diversification is key
Second, the financial markets are a moving target. As such, many investors find themselves buying at market highs when they gravitate to the strongest-performing sectors. A more sound approach is to diversify your portfolio across a wide variety of investments and take special care to rebalance your portfolio should your asset allocation strategy veer from its original course.

Rely on your financial professional
Third, if you find yourself tempted to react to the latest market gyrations, turn to your financial professional for guidance. He or she can review your overall goals and determine if changes to your portfolio are necessary. This is particularly important during periods of extreme market volatility.

Sincerely,

/S/ John R. Strangfeld

John R. Strangfeld
Chairman
Prudential's Gibraltar Fund, Inc.

July 17, 2000

Equity Commentary
--------------------------------------------------------------------------------
June 30, 2000
--------------------------------------------------------------------------------

Turbulence and change in equity market
--------------------------------------------------------------------------------
Not only did the first half of 2000 include some of the most turbulent days in U.S. stock market history, there were dramatic reversals of fortune at other time scales as well--by quarter and by month. Many of these reversals canceled each other out, so that by the end of June the S&P 500 had only a small net loss and the Russell 2000 Index of small-cap stocks only a modest gain.

The main market stories over this period were the net correction (downward) of extended telecommunications stocks and the seesaw-like rise of health care, power utilities and energy stocks. The technology sector skyrocketed up, corrected, then moved ahead again in a sharp June advance. Cyclical stocks-- basic materials (such as paper and forest products and metals), consumer cyclicals (such as retail, autos and hotels), and capital goods (such as engineering and construction)--had steep declines. These trends were global in scope (except for capital goods, which had a moderately good local currency return in Europe that translated into a marginally positive return for dollar-based investors).

The result was a net advantage over the six months for growth over value investing except among small caps, where the most speculative technology stocks fell so much in March through May that they couldn't catch up in their June surge. Small-cap (the Russell 2000 sectors) energy (excluding integrated oil companies) and healthcare stocks had excellent catch-up returns of 52% and 36%, respectively. Overall, midcap stocks had the best performance of any market capitalization class, with mid-cap growth stocks the only equity market capitalization range with strong returns.

Strong economic growth creates fears and opportunities
--------------------------------------------------------------------------------
This pattern was driven by rapid U.S. economic growth, which led the Federal Reserve to continue to raise interest rates. Rising interest rates hurt the stocks of rapidly growing companies whose value lies in their future earnings:
The present value of such future earnings is reduced in a rising interest rate environment. Moreover, the fear that rising interest rates would cut off economic growth hurt both growth and cyclical stocks. Moreover, a growing global imbalance of supply and demand for oil created a turnaround in energy. Oil service companies performed quite well. A shortage of electricity generating capacity in the United States, as well as low inventories of the natural gas that is burned by many new generation plants, strengthened the domestic utility sector stocks overall, although some companies remained vulnerable to rising fuel prices.

A global downturn
--------------------------------------------------------------------------------
Only the Nordic region provided moderately good returns, led by Sweden. Other than that, the picture was generally bleak except for a few scattered individual countries with good returns: Canada, France, Malaysia, Israel, Venezuela and the Czech Republic.

--------------------------------------------------------------------------------
Performance of Key Stock Market Indexes
Through June 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

             S&P/      S&P/    Russell   Russell     MSCI       MSCI       MSCI
  S&P       BARRA     BARRA     2000      2000    World Free   Europa     Japan
 .500       Value    Growth     Value    Growth     Index*     Index*     Index*
--------------------------------------------------------------------------------
-0.43%     -4.07%     2.63%     5.85%     1.23%     -2.56%     -3.08%     -5.37%

*In U.S. currency.

Sources: Morgan Stanley Capital International, Standard & Poor's, Frank Russell Company, and Prudential as of June 30, 2000. All indexes are unmanaged and provide an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Standard & Poor's 500 Index comprises 500 large, established, publicly traded stocks. Morgan Stanley Capital International Europe Index comprises approximately 620 European companies. Morgan Stanley Capital International Europe, Australia, Far East Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. S&P/Barra Value Index contains companies within the S&P 500 with lower price-to-book ratios. S&P/Barra Growth Index contains companies within the S&P 500 with higher price-to-book ratios. Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios. Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios. Morgan Stanley Capital International World Free Index contains those companies in the MSCI World Index that reflect actual buyable opportunities for the nondomestic investor by taking into account local market restrictions on share ownership by foreigners. These indexes are calculated in U.S. dollars, without dividends reinvested. Morgan Stanley Capital International Japan Index measures the performance of Japan's stock market.

The views expressed are as of July 17, 2000, and are subject to change based on market and other conditions.

Equity Outlook
--------------------------------------------------------------------------------
June 30, 2000
--------------------------------------------------------------------------------

Stocks are at a fair value
--------------------------------------------------------------------------------
Our models show that overall stock prices are at about fair value on the basis of today's earnings growth and interest rates. That means the markets should be able to sustain ordinary rates of equity return (not the historically abnormal returns of recent years) as long as earnings continue to grow and if interest rates stabilize. One good sign is that downward revisions of earnings estimates are less common this year than usual. Value investors are benefiting from the recent trends toward stocks that are more defensive than most, but that also have good growth prospects--such as drugs and utilities. Growth investors are focused on long-term structural changes in the economy: wireless and broadband telecommunications and the growth of the Internet companies. They tend to avoid companies whose earnings are tied to the business cycle.

Internationally, the European economic recovery is also creating opportunities. Moreover, the signs that China is serious about opening its economy bode well for the industrialized countries in northern Asia that can export there: Korea, Japan, Hong Kong, and Taiwan.

Stock selection key
--------------------------------------------------------------------------------
The discrepancies in pricing between value and growth stocks are smaller than previously, and stock selection is likely to become more important than sector differences. Technology companies will find investment capital more expensive. Companies with strong balance sheets, positive cash flows, or access to cash should still be able to grow. In sectors dependent upon commodity prices, there may be substantial differences between firms exposed to rising prices and those whose supplies are locked in. Investment opportunities generally are likely to be more scattered than in the sector-focused markets we have had recently.

Note: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.

--------------------------------------------------------------------------------
Performance of U.S. Market Sectors Through June 30, 2000
--------------------------------------------------------------------------------

 Year to date

                                    [GRAPH]

                     Capital              Communication   Basic       Consumer                Consumer
Technology   Energy   Goods    Utilities    Services    Materials    Cyclicals    Healthcare   Staples   Financials   Transportation

------------------------------------------------------------------------------------------------------------------------------------

   3.0%       4.7%    -1.2%      15.3%       -15.1%      -24.8%        -18.9%        23.7%      -2.4%      -0.5%           5.0%

--------------------------------------------------------------------------------
S&P 500 Index Sector Weightings
--------------------------------------------------------------------------------

                                    [GRAPH]

Technology              32.8%
Financials              12.7%
Healthcare              11.6%
Consumer Staples        10.3%
Consumer Cyclicals       7.4%
Capital Goods            8.0%
Communication Services   6.8%
Energy                   5.4%
Basic Materials          1.9%
Utilities                2.5%
Transportation           0.6%
Source: Standard & Poor's as of June 30, 2000. The S&P 500 Index is an unmanaged index of stocks that provides an indication of stock price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Bond Commentary
--------------------------------------------------------------------------------
June 30, 2000
--------------------------------------------------------------------------------

A good first half for U.S. Treasuries
--------------------------------------------------------------------------------
Prices of most U.S. Treasury securities climbed during the first half of 2000, leaving prices of other U.S. fixed-income securities far behind. Favorable technical factors and moderating economic growth sparked a rally primarily in longer-term Treasuries.

Initially, though, Treasuries began 2000 on a weak note. The U.S. economy had expanded rapidly in late 1999. Investors therefore feared the Federal Reserve might repeatedly increase short-term interest rates to prevent the economy from exceeding what the central bank believes to be its speed limit. In anticipation, investors required higher bond yields, which forced bond prices lower.

However, the sell-off soon turned into a rally, at least for longer-term Treasuries. The U.S. Treasury Department cut back issuance of its securities because a growing federal budget surplus has reduced its borrowing needs. It also commenced a program to buy back up to $30 billion of older, mostly longer-term Treasuries by the end of 2000. Taken together, these two developments set off a stampede to buy longer-term Treasuries.

The enthusiasm for longer-term Treasuries faded as it became clear the Fed's quarter-point rate hikes in February and March would be followed by a half-point increase in mid May. Some investors worried the Fed might prove too heavy handed and trigger an economic downturn that would sap corporate earnings. Not surprisingly, prices of investment-grade and high-yield U.S. corporate bonds got hit even harder than Treasuries during this time. High-yield (junk) bonds also suffered, because a growing number of companies failed to make interest and principal payments on their junk bonds in May.

Not until reports began to show that the economy was gradually losing steam did prices of U.S. fixed-income securities once again turn higher. Signs of moderating economic growth might mean the Fed would soon be finished increasing rates. Amid this change in market sentiment, prices in U.S. debt securities markets gained in June. Nevertheless, among U.S. bond markets, the Treasury market finished in first place for the six-month period, helped by the strong performance of its longer-term securities earlier in the year.

But an even better first half for emerging market bonds
--------------------------------------------------------------------------------
Although Treasuries performed impressively, the top fixed-income market for the first half of 2000 was emerging market bonds, based on Lehman Brothers indexes. They returned a solid 7.59% as economic fundamentals in several developing countries proved stronger than expected. Rising prices of oil, gas, and other natural resources strengthened the economies of some developing nations that export these commodities. Improving economic conditions in turn boosted their foreign currency reserves. Moreover, some countries cut their financing costs by swapping new bonds for older debt securities. These positive developments and others attracted investors to emerging market bonds.

Among nations with developed economies, the government bond markets of Australia, Canada and the United Kingdom posted attractive returns on a local currency basis but lower returns when expressed in U.S. dollars. Their central banks, which have repeatedly increased short-term rates to keep their respective economies from overheating, are widely believed to be near the end of their current tightening cycles.

--------------------------------------------------------------------------------
Performance of Fixed-Income Market Indexes Through June 30, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]


         Global         U.S. Mortgage         Emerging        U.S.        U.S. Aggregate      U.S. Corp.      U.S.          U.S.
     (U.S. dollar)          Backed             Markets     Treasuries          Index            Invest     Municipals    Corporate
        Index             Securities                                                             Grade                  High Yield
------------------------------------------------------------------------------------------------------------------------------------

       -0.8%                3.67%               7.59%         5.37%            3.99%             2.68%       4.48%         -1.21%

Source: Lehman Brothers as of June 30, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Bond Outlook 2000
--------------------------------------------------------------------------------
June 30, 2000
--------------------------------------------------------------------------------

Current cycle of Fed rate hikes may be nearly over
--------------------------------------------------------------------------------
The commonly accepted wisdom holds that increases in short-term interest rates hurt bonds. However, the Federal Reserve's unusually large half-point rate hike in May 2000 might benefit U.S. fixed-income markets--at least in the long run. This could prove true if the Fed's largest rate increase in more than five years proves to be a signal that it has nearly completed its current round of tightening monetary policy.

Since June 1999, the U.S. central bank has raised rates six times. The first five were quarter-point rate hikes and the sixth was for half of a percentage point. Taken together, these moves lifted the federal funds rate (the rate U.S. banks charge each other for overnight loans) to 6.50%, its highest level since January 1991.

While rates remained unchanged after its latest meeting in June 2000, the U.S. central bank warned more rate hikes could follow, because it is not convinced that recent indications of an economic slowdown will last. The implied yield on federal funds futures contracts indicates the Fed is expected to raise short-term rates by another quarter of a percentage point later this year.

We too believe the central bank's current series of rate hikes is just about over. We expect inflation to taper off as U.S. economic activity continues to moderate in coming months, lessening the need for further moves by the Fed.

We see good value in the U.S. high-yield bond market
--------------------------------------------------------------------------------
Historically, bond returns have been strong in the 12-month period following the completion of a Fed tightening cycle. An examination of 12-month returns as measured by the Lehman Aggregate Index shows U.S. bonds posted double-digit returns after the end of each of the last six Fed tightening cycles Although we do not expect U.S. bond markets to perform as strongly this time around, we nonetheless see room for improvement, particularly in the market for high-yield
(junk) corporate bonds.

Compared with the yield on 10-year U.S. Treasuries, junk bond yields earlier in the year rose to their highest levels in nearly a decade. The huge difference in yields partly reflects the scarcity value of Treasuries. The supply of Treasuries is shrinking because growing federal budget surpluses have reduced the government's need to borrow.

But the large gap in yields also occurred because volatile stock prices and an increase in the junk bond default rate hurt demand for high-yield bonds.

Bond investors were more cautious about lending money to companies whose market values were fluctuating wildly. Like stock investors, they were concerned about the impact of a slowdown on corporate earnings. However, the economy is not expected to slip into a recession, and investor cash flows into junk bond mutual funds turned positive in the last two weeks of June. This may herald a change in trend.

The trend had been downhill as net flows into bond mutual funds turned strongly negative early in the year. Looking back, retail investors left bond funds in droves in 1987 and 1994 before substantial bull markets began, according to data by International Strategy and Investment (ISI) and Lehman Brothers. In the same vein, an ISI survey showed institutional investors have not been this bearish on bonds since the end of the 1994 and 1996 bear markets.

Investors that return to the junk bond market will find yields at very attractive levels. Both the nominal yield and the real yield (yield minus the inflation rate) have been at such high levels only once or twice in the past ten years, based on data from Lehman Brothers.

Municipal bond yields are also attractive. Thirty-year insured munis rated AAA are yielding roughly 97% as much as 30-year Treasury bonds. Although prices of municipal bonds have already gained this year, we believe they will rise further if a continued light supply of tax-exempt securities meets with strong demand from investors.

Note: Past performance is not a guarantee of future results. There is no assurance that any of the forecasts discussed will be attained.

Prudential's
Gibraltar Fund, Inc.

June 30, 2000

INVESTMENT GOAL
Growth of capital to an extent compatible with a concern for preservation of principal. Current income is a secondary consideration.

TYPES OF INVESTMENTS
Primarily stocks of a diversified group of companies in a variety of industries.

INVESTMENT STYLE
The Fund uses a "growth" investment style to select stocks based on their potential to deliver above-average growth in revenue and earnings.

$10,000 Invested Over Ten Years


                                    [GRAPH]

             Gibraltar                        Lipper (VIP)               S&P 500
             Portfolio1                       Global Avg.2                Index3

June 90        10,000                            10,000                   10,000
                9,529                             9,354                    9,400
June 91        11,142                            10,642                   10,737
               12,803                            12,297                   12,257
June 92        12,796                            12,036                   12,175
               15,054                            13,172                   13,190
June 93        17,484                            13,753                   13,831
               18,634                            14,635                   14,516
June 94        18,211                            14,034                   14,025
               18,387                            14,498                   14,707
June 95        21,261                            17,074                   17,676
               21,909                            19,059                   20,227
June 96        24,022                            20,871                   22,268
               27,853                            23,001                   24,868
June 97        30,968                            26,983                   29,990
               33,112                            29,361                   33,162
June 98        37,628                            34,051                   39,039
               41,686                            36,760                   42,646
June 99        47,742                            40,632                   47,925
               57,911                            44,451                   51,616
June 2000      65,037                            45,492                   51,395

 1 Past performance is not predictive of future performance. Fund performance is net of investment fees and fund expenses, but not product charges. Source:
   Prudential. Six-month returns are not annualized.
 2 The Lipper Variable Insurance Products (VIP) Large-Cap Core Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.
 3 The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index, and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities that comprise the S&P 500 may differ substantially from the securities in the Fund. Investors cannot invest directly in a market index or average.

Performance Summary
                   -------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                       Six
Average Annual Returns                Months       1-Year   3-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Gibraltar Fund/1/                     12.30%       36.22%   28.06%   25.06%   20.59%
------------------------------------------------------------------------------------------------------------------------------------

Lipper (VIP) Large-Cap Core Funds     1.27%        11.37%   18.89%   21.79%   16.17%
Avg.2
------------------------------------------------------------------------------------------------------------------------------------

S&P 5003                              -0.43%       7.24%    19.67%   23.80%   17.79%
------------------------------------------------------------------------------------------------------------------------------------

Gibraltar Fund inception date: 3/14/68

Your Fund returned 12.30%, 11 percentage points above the 1.27% Lipper (VIP) Large-Cap Core Funds Average, and even farther above the unmanaged S&P 500 Index. Despite the mediocre performance of the technology sector as a whole, our holdings performed very well because they were established technology companies with positive and growing current earnings. We also benefited from our energy-related stocks, which rose with the price of oil and natural gas. Viacom (media) and American International Group (insurance) also made substantial contributions to our large margin of outperformance in the first half of 2000.

Performance Review
--------------------------------------------------------------------------------
Successful stock selection in the technology sector accounted for most of our superior performance. Companies focused on optical computing and fiber optic telecommunications--JDS Uniphase and Corning--had very large gains despite the erratic markets. We also had sizable positions in a number of semiconductor companies with strong performance over the period, including Intel, Altera, and LSI Logic. EMC, which makes software to improve the efficiency and reliability of computer information storage devices, continued to appreciate rapidly, as did Oracle, which is adapting its enterprise data software systems for Internet compatibility. Our technology performance was hurt by our holdings of Microsoft, America Online, and Motorola.

The shortages of oil and natural gas supplies have improved the fortunes of companies that explore for additional sources. For example, our holdings of Anadarko Petroleum and Noble Affiliates moved up 45% and 74%, respectively. Our gas pipeline companies, Enron and Williams Companies, also had substantial gains.

Strategy Session
--------------------------------------------------------------------------------
The turbulence in this year's stock market appears to reflect a greater focus on reliable earnings growth. Although we have focused our holdings on companies with stable earnings, we will continue to monitor those that have the highest price/earnings multiples. These companies are still expensive compared to the overall market, and may suffer if their earnings growth is called into question. We may reduce or eliminate such holdings if their business strength does not continue to support their premium share prices.

Although election year rhetoric will put occasional pressure on healthcare stocks, we believe some stocks will make good investments for patient investors. Pricing of their products and services is improving, and their potential market increases as the average age of the population in the United States and Japan continues to rise. In addition, we will probably increase our financial services holdings once we're convinced that most investors have decided that the Federal Reserve is not likely to raise interest rates further.

Outlook
--------------------------------------------------------------------------------
Technology stocks have been bouncing up and down with dizzying speed. We expect this volatility to continue over the next six months or so. We think investors will continue to be more discriminating than they were last year, rewarding technology companies with sound businesses and shunning companies that disappoint. We have tried to focus the Fund's holdings on companies where the sources and amounts of future income are clear.

Portfolio Composition
                             as of 6/30/2000
                             ---------------
Technology                             39.5%
Consumer Growth & Staples              30.6%
Utilities                               7.7%
Financials                              7.3%
Industrials                             6.8%
Energy                                  4.8%
Cash & Equivalents                      3.3%

Top Ten Holdings
                             as of 6/30/2000
                             ---------------
JDS Uniphase Corp.                      4.6%
Intel Corp.                             4.1%
Cisco Systems, Inc.                     3.7%
Oracle Corp.                            3.6%
Enron Corp.                             3.5%
Viacom, Inc., Class B                   3.4%
Tyco International, Ltd.                2.9%
AES Corp.                               2.8%
General Electric Co.                    2.7%
American Int'l Group, Inc.              2.7%

Source: Prudential. Holdings are subject to change.

                        PRUDENTIAL'S GIBRALTAR FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2000

  ASSETS
    Investments, at value (cost:
      $298,163,181)............................  $  479,827,653
    Cash.......................................           1,636
    Receivable for investments sold............       9,240,535
    Interest and dividends receivable..........         133,877
                                                 --------------
      Total Assets.............................     489,203,701
                                                 --------------

  LIABILITIES
    Payable for investments purchased..........       7,011,221
    Payable to investment adviser..............         141,603
    Accrued expenses...........................          42,681
                                                 --------------
      Total Liabilities........................       7,195,505
                                                 --------------
  NET ASSETS...................................  $  482,008,196
                                                 ==============

    Net assets were comprised of:
      Common stock, at $1 par value............  $   27,396,268
      Paid-in capital, in excess of par........     214,224,304
                                                 --------------
                                                    241,620,572
    Undistributed net investment income........       1,152,018
    Accumulated net realized gain on
      investments..............................      57,571,134
    Net unrealized appreciation on
      investments..............................     181,664,472
                                                 --------------
    Net assets, June 30, 2000..................  $  482,008,196
                                                 ==============
  Net asset value and redemption price per
    share, 27,396,268 outstanding shares of
    common stock (authorized 75,000,000
    shares)....................................  $        17.59
                                                 ==============
STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2000
  INVESTMENT INCOME
    Dividends..................................  $    1,030,199
    Interest...................................         416,604
                                                 --------------
                                                      1,446,803
                                                 --------------
  EXPENSES
    Investment advisory fee....................         289,346
    Directors' fees............................           1,850
    Custodian's fees and expenses..............           1,300
    Miscellaneous expenses.....................           2,289
                                                 --------------
      Total expenses...........................         294,785
                                                 --------------
  NET INVESTMENT INCOME........................       1,152,018
                                                 --------------

  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS
    Net realized gain on investments...........      38,680,707
    Net change in unrealized appreciation on
      investments..............................      15,338,675
                                                 --------------
  NET GAIN ON INVESTMENTS......................      54,019,382
                                                 --------------

  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   55,171,400
                                                 ==============

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                  SIX MONTHS ENDED          YEAR ENDED
                                                                   JUNE 30, 2000         DECEMBER 31, 1999
                                                                  ----------------       -----------------
  INCREASE (DECREASE) IN NET ASSETS

  OPERATIONS:
    Net investment income...................................        $  1,152,018           $  2,410,250
    Net realized gain on investments........................          38,680,707             48,396,443
    Net change in unrealized appreciation on investments....          15,338,675             79,517,050
                                                                    ------------           ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....          55,171,400            130,323,743

    DIVIDENDS AND DISTRIBUTIONS:
      Dividends from net investment income..................                  --             (2,491,343)
      Distributions from net realized capital gains.........                  --            (35,800,340)
                                                                    ------------           ------------
      TOTAL DIVIDENDS AND DISTRIBUTIONS.....................                  --            (38,291,683)
                                                                    ------------           ------------

  CAPITAL STOCK TRANSACTIONS:
    Capital stock issued in reinvestment of dividends and
     distributions [-0- and 2,578,010 shares,
     respectively]..........................................                  --             36,911,543
    Capital stock repurchased [(1,410,043) and (2,927,759)
     shares, respectively]..................................         (24,452,655)           (40,160,866)
                                                                    ------------           ------------
    NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK
     TRANSACTIONS...........................................         (24,452,655)            (3,249,323)
                                                                    ------------           ------------
  TOTAL INCREASE IN NET ASSETS..............................          30,718,745             88,782,737

  NET ASSETS:
    Beginning of period.....................................         451,289,451            362,506,714
                                                                    ------------           ------------
    End of period (a).......................................        $482,008,196           $451,289,451
                                                                    ============           ============
    (a) Includes undistributed net investment income of:....        $  1,152,018           $         --
                                                                    ------------           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       A1

                        PRUDENTIAL'S GIBRALTAR FUND, INC.
JUNE 30, 2000 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.7%                          VALUE
                                         SHARES        (NOTE 1)
COMMON STOCKS                          ----------   --------------
ADVERTISING -- 2.0%
  Young & Rubicam, Inc. .............     169,000   $    9,664,688
                                                    --------------
BANKS AND SAVINGS & LOANS -- 3.1%
  Chase Manhattan Corp. .............     102,150        4,705,284
  Citigroup, Inc. ...................     113,000        7,011,221
  Wells Fargo & Co. .................      79,300        3,072,875
                                                    --------------
                                                        14,789,380
                                                    --------------
BROADCASTING SERVICES -- 1.8%
  Infinity Broadcasting Corp. (Class
    "A" Stock)(a)....................     234,300        8,537,306
                                                    --------------
COMPUTER SERVICES -- 15.7%
  America Online, Inc. (a)...........     157,200        8,292,300
  Cisco Systems, Inc. (a)............     279,700       17,778,431
  Comverse Technology, Inc. (a)......      83,100        7,728,300
  EMC Corp. (a)......................     158,200       12,171,513
  Microsoft Corp. (a)................     151,400       12,112,000
  Oracle Corp. (a)...................     208,900       17,560,656
                                                    --------------
                                                        75,643,200
                                                    --------------
COSMETICS & SOAPS -- 2.8%
  Colgate-Palmolive Co. .............     123,300        7,382,587
  Gillette Co. ......................      64,800        2,263,950
  Procter & Gamble Co. ..............      70,300        4,024,675
                                                    --------------
                                                        13,671,212
                                                    --------------
DIVERSIFIED OPERATIONS -- 2.7%
  General Electric Co. ..............     244,000       12,932,000
                                                    --------------
DRUGS & MEDICAL SUPPLIES -- 10.2%
  Abbott Laboratories................     177,500        7,909,844
  Bristol-Myers Squibb Co. ..........     186,500       10,863,625
  Cardinal Health, Inc. .............      66,750        4,939,500
  Merck & Co., Inc. .................     107,700        8,252,513
  Pfizer, Inc. ......................     192,000        9,216,000
  Pharmacia Corp. ...................     159,859        8,262,712
                                                    --------------
                                                        49,444,194
                                                    --------------
ELECTRONICS -- 17.3%
  Altera Corp. (a)...................     112,600       11,478,162
  Applied Materials, Inc. (a)........     104,100        9,434,063
  Intel Corp. .......................     149,200       19,946,175
  JDS Uniphase Corp. (a).............     183,200       21,961,100
  LSI Logic Corp. (a)................     200,500       10,852,062
  Motorola, Inc. ....................     332,700        9,669,094
                                                    --------------
                                                        83,340,656
                                                    --------------
FINANCIAL SERVICES -- 4.2%
  MBNA Corp. ........................     371,000       10,063,375
  Providian Financial Corp. .........     114,750       10,327,500
                                                    --------------
                                                        20,390,875
                                                    --------------
FOOD & BEVERAGE -- 2.3%
  PepsiCo, Inc. .....................     249,200       11,073,825
                                                    --------------
GAS PIPELINES -- 4.9%
  Enron Corp. .......................     262,700       16,944,150
  Williams Companies, Inc. ..........     162,300        6,765,881
                                                    --------------
                                                        23,710,031
                                                    --------------

                                                        VALUE
COMMON STOCKS                            SHARES        (NOTE 1)
(CONTINUED)                            ----------   --------------
HOSPITALS/HEALTHCARE -- 0.6%
  IMS Health, Inc. ..................     167,000   $    3,006,000
                                                    --------------
INSURANCE -- 2.7%
  American International Group,
    Inc. ............................     108,927       12,798,922
                                                    --------------
MANUFACTURING -- 4.1%
  Illinois Tool Works, Inc. .........     102,500        5,842,500
  Tyco International, Ltd. ..........     295,600       14,004,050
                                                    --------------
                                                        19,846,550
                                                    --------------
MEDIA -- 5.8%
  Clear Channel Communications,
    Inc. (a).........................      93,900        7,042,500
  Interpublic Group of Companies,
    Inc. ............................     105,400        4,532,200
  Viacom, Inc. (Class "B" Stock)
    (a)..............................     243,386       16,595,883
                                                    --------------
                                                        28,170,583
                                                    --------------
MISCELLANEOUS BASIC INDUSTRY -- 2.8%
  AES Corp. (a)......................     296,000       13,505,000
                                                    --------------
OIL & GAS -- 3.8%
  Anadarko Petroleum Corp. ..........     177,600        8,757,900
  Burlington Resources, Inc. ........     116,200        4,444,650
  Noble Affiliates, Inc. ............     132,200        4,924,450
                                                    --------------
                                                        18,127,000
                                                    --------------
OIL & GAS SERVICES -- 1.0%
  Baker Hughes, Inc. ................     149,900        4,796,800
                                                    --------------
RESTAURANTS -- 1.2%
  McDonald's Corp. ..................     176,600        5,816,763
                                                    --------------
RETAIL -- 1.2%
  CVS Corp. .........................     138,900        5,556,000
                                                    --------------
TELECOMMUNICATIONS -- 6.5%
  Corning, Inc. .....................      46,200       12,468,225
  Lucent Technologies, Inc. .........     137,000        8,117,250
  WorldCom, Inc. (a).................     234,300       10,748,512
                                                    --------------
                                                        31,333,987
                                                    --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $284,490,500)............................      466,154,972
                                                    --------------
                                       PRINCIPAL
                                         AMOUNT
SHORT-TERM                               (000)
INVESTMENT -- 2.8%                     ----------
COMMERCIAL PAPER
  Barton Capital Corp.,
    7.00%, 07/03/00 (cost
    $13,672,681).....................  $   13,673       13,672,681
                                                    --------------
TOTAL INVESTMENTS  -- 99.5%
  (cost $298,163,181; Note 3)....................      479,827,653
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.5%............................        2,180,543
                                                    --------------
NET ASSETS -- 100.0%.............................   $  482,008,196
                                                    ==============

(a) Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       B1

                      NOTES TO THE FINANCIAL STATEMENTS OF
                       PRUDENTIAL'S GIBRALTAR FUND, INC.

         GENERAL

        Prudential's Gibraltar Fund, Inc. (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The investment objective of the fund is growth of capital to the extent compatible with a concern for preservation of principal by investing in common stocks and other securities convertible into common stock. The Fund was organized by The Prudential Insurance Company of America (The Prudential) to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 1: ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements.

        Securities Valuation: NASDAQ National Market System equity securities and securities for which the primary market is an exchange are generally valued at the last sale price on such system or exchange on that day or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices on that day or at the bid price on such day in the absence of an asked price. Other over-the-counter equity securities are valued by an independent pricing agent or principal market maker. Debt securities with maturities of more than 60 days are valued using an independent pricing service and debt securities with maturities of less than 60 days are valued at amortized cost. Portfolio securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under authority of the Fund's Board of Directors.

        Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions. It is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

        Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

        Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares. Some dividends may be paid in cash.

        Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

        Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

        Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

                                       C1

NOTE 2: INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

        Investment Advisory Fee: The investment advisory fee, which is computed daily at an effective annual rate of 0.125% of the average net assets of the Fund, is payable quarterly to The Prudential Insurance Company of America ("The Prudential") as required under the investment advisory agreement.

        The Prudential pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions including custodian fees.

        During the six months ended June 30, 2000, Prudential Securities Incorporated, an affiliate of The Prudential, earned approximately $4,700 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

NOTE 3: PORTFOLIO SECURITIES

        Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2000 aggregated $55,089,997 and $80,028,938, respectively.

        The federal income tax basis of the Fund's investments as of June 30, 2000 was $298,179,573 and, accordingly, net unrealized appreciation for federal income tax purposes was $181,648,080 (gross unrealized appreciation -- $187,992,535; gross unrealized depreciation -- $6,344,455).

                                       C2

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                       PRUDENTIAL'S GIBRALTAR FUND, INC.
                                            --------------------------------------------------------
                                            SIX MONTHS                   YEAR ENDED
                                              ENDED                     DECEMBER 31,
                                             JUNE 30,    -------------------------------------------
                                               2000       1999     1998     1997     1996    1995(A)
                                            ----------   ------   ------   ------   ------   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period......    $15.67     $12.43   $10.95   $11.43   $10.14   $ 9.40
                                              ------     ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................      0.04       0.10     0.12     0.22     0.16     0.18
Net realized and unrealized gains (losses)
  on investments..........................      1.88       4.57     2.61     1.84     2.56     1.65
                                              ------     ------   ------   ------   ------   ------
    Total from investment operations......      1.92       4.67     2.73     2.06     2.72     1.83
                                              ------     ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income......        --      (0.09)   (0.12)   (0.21)   (0.15)   (0.17)
Distributions from net realized gains.....        --      (1.34)   (1.13)   (2.33)   (1.28)   (0.92)
                                              ------     ------   ------   ------   ------   ------
    Total distributions...................        --      (1.43)   (1.25)   (2.54)   (1.43)   (1.09)
                                              ------     ------   ------   ------   ------   ------
Net Asset Value, end of period............    $17.59     $15.67   $12.43   $10.95   $11.43   $10.14
                                              ======     ======   ======   ======   ======   ======
TOTAL INVESTMENT RETURN(B)................     12.30%     38.92%   25.89%   18.88%   27.13%   19.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...    $482.0     $451.3   $362.5   $325.9   $301.3   $261.2
Ratios to average net assets:
  Expenses................................      0.13%(c)   0.13%    0.13%    0.15%    0.16%    0.14%
  Net investment income...................      0.50%(c)   0.63%    0.96%    1.56%    1.38%    1.68%
Portfolio turnover rate...................        12%        39%     105%     101%      97%     105%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       D1

--------------------------------------------------------------------------------
Prudential's Gibraltar Fund, Inc.

Board of Directors
--------------------------------------------------------------------------------

John R. Strangfeld
Chairman,
Prudential's Gibraltar Fund, Inc.

Saul K. Fenster, Ph.D.
President,
New Jersey Institute of Technology

W. Scott McDonald, Jr., Ph.D.
Vice President,
Kaludis Consulting Group

Joseph Weber, Ph.D.
Vice President,
Interclass (international corporate learning)

This report is not authorized for distribution unless preceded or accompanied by a current prospectus. Additional information is contained in the prospectuses for Systematic Investment Plan Contracts, Variable Annuity Contracts and Prudential's Gibraltar Fund, Inc. These prospectuses contain specific information concerning sales charges and other material facts and should be read carefully before you invest or send money.


For service related questions, please contact the Financial Security Program service area at:


(215) 784-3805


[LOGO OF PRUDENTIAL]
Prudential
P.O. Box 645
Fort Washington, PA 19034-0645

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